AMENDMENT NO. 3 TO REDUCING REVOLVING LOAN AGREEMENT

                      This Amendment  No.  3  to  Reducing  Revolving  Loan
            Agreement (this "Amendment") dated as of July 28, 1995 is entered into with reference to the Reducing Revolving Loan Agreement dated as of December 21, 1994 among Victoria Partners, a Nevada general partnership (as "Borrower"), the Banks listed on the signature pages of this Amendment, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency and Societe Generale (as "Co-Agents"), and Bank of America National Trust and Savings Association, as Administrative Agent, as amended by the Amendment No. 1 to Reducing Revolving Loan Agreement dated as of January 31, 1995 and Amendment No. 2 to Reducing Revolving Loan Agreement dated as of June 30, 1995 (the "Loan Agreement").

                      1. Amendment to Section 8.2(a). Section 8.2(a) of the Loan Agreement is hereby amended to read in full as follows:

                      "(a) the Contribution  Date shall  have occurred  not
                 later than August 15, 1995."

                      2.   Representation   and    Warranty.       Borrower
            represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

                      3. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

                      IN  WITNESS  WHEREOF,  Borrower,  the  Administrative
            Agent and the Banks have executed this Amendment as of the date first written above by their duly authorized representatives.


                            VICTORIA PARTNERS, a Nevada general partnership

                            By:    Gold Strike L.V., managing general partner

                            By:    Last  Chance   Investments,  Incorporated,
                                   general partner

                            By:    WILLIAM RICHARDSON
                                   __________________________________________
                            Title: President
                                   __________________________________________

                            BANK  OF  AMERICA  NATIONAL  TRUST   AND
                            SAVINGS ASSOCIATION,  as  Administrative Agent

                            By:   PEGGY A. FUJIMOTO
                                  __________________________________________
                                  Peggy A. Fujimoto, Vice President

                            EXHIBIT 10.3

                            BANK  OF  AMERICA  NATIONAL  TRUST   AND
                            SAVINGS ASSOCIATION, as a Bank


                            By:   JON VARNELL
                                  __________________________________________
                                  Jon Varnell, Managing Director


                            BANK OF AMERICA NEVADA, as a Bank and as
                            Swing Line Bank


                            By:   ALAN F. GORDON
                                  __________________________________________
                                  Alan F. Gordon, Vice President


                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as Co-Agent and a Bank


                             By:   MOTOKAZU UEMATSU
                                   __________________________________________
                                   Motokazu Uematsu, Deputy General Manager
                                   __________________________________________
                                              [Printed Name & Title]

                              SOCIETE GENERALE, as Co-Agent and a Bank


                              By:   MAUREEN KELLY
                                    _________________________________________
                                    Maureen Kelly, Vice President


                              FIRST SECURITY BANK OF IDAHO, N.A. as  a  Bank


                              By:   VICTOR W. GILLETT
                                    _________________________________________
                                    Victor W. Gillett, Vice President


                              FIRST SECURITY BANK OF UTAH, N.A., as  a Bank


                              By:   DAVID P. WILLIAMS
                                    _________________________________________
                                    David P. Williams, Vice President


                              BANK OF SCOTLAND, as a Bank


                              By:   CATHERINE M. ONIFFREY
                                    _________________________________________
                                    Catherine M. Oniffrey, Vice President


                              MIDLANTIC BANK, N.A. as a Bank

                              By:   DOLORES KELLY
                                    _________________________________________
                                    Dolores Kelly, Banking Officer


                              U.S. BANK OF NEVADA, as a Bank


                              By:   AMY ETHRIDGE ROBINSON
                                    _________________________________________
                                    Amy Ethridge, Vice President


                              The undersigned agrees and consents
                              to the foregoing:

                              CIRCUS CIRCUS ENTERPRISES, INC.


                              By:    CLYDE T. TURNER
                                     ________________________________________

                              Title: Chairman / Chief Executive Officer
                                    _________________________________________


                                    -3-